Exhibit 10.13
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE “RESTRICTED” AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
Issue Date:
WARRANT
To Purchase One Million (1,000,000) Shares of $0.001 Par Value Common Stock (“Common Stock”) of ICUITI CORPORATION
     THIS CERTIFIES that, for value received, New Light Industries, Ltd (the “Investor”) is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the Issue Date and on or prior to 8:00 p.m. New York City Time on December 31, 2015 (the “Termination Date”), but not thereafter, to subscribe for and purchase from ICUITI CORPORATION, a Delaware corporation (the “Company”), One Million shares of Common Stock (the “Warrant Shares”) of the Company at an Exercise Price per share equal to $0.01 per share (as adjusted from time to time pursuant to the terms hereof, the “Exercise Price”). This Warrant is being issued in connection with the Technology Purchase and Royalty Agreement dated December 23, 2005 (the “Technology Agreement”) entered into between the Company and the Investor.
     1. Title of Warrant. This Warrant and the rights hereunder may not be transferred by the Investor, without the prior written consent of the Company. In the event the Company shall consent to such a transfer, then the Holder shall surrender this Warrant in person or by duly authorized attorney at the office of the Company, together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The Company may withhold its consent for any reason or for no reason. The term “Holder” shall refer to the Investor or any subsequent transferee of this Warrant.
     2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

     3. Exercise of Warrant.
     (a) The Holder may exercise this Warrant as to 250,000 shares of Common Stock on or after the Issue Date, as to an additional 250,000 shares of Common Stock on or after January 1, 2007, as to an additional 250,000 shares of Common Stock on or after January 1, 2008 and as to all of the shares of Common Stock that are the subject of this Warrant on and after January 1, 2009. Subject to the foregoing sentence, the Holder may exercise this Warrant, in whole or in part, at any time on or prior to the Termination Date and from time to time, by delivering to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Notice of Exercise in the form annexed hereto specifying the number of Warrant Shares with respect to which this Warrant is being exercised, together with payment to the Company of the Exercise Price therefor.
     (b) In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, at its expense, shall within ten (10) calendar days issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.
     (c) The Company shall use its best efforts to deliver the certificates for shares of Common Stock purchased hereunder to the Holder hereof within ten (10) calendar days after the date on which this Warrant shall have been exercised as aforesaid. The Holder may withdraw its Notice of Exercise at any time if the Company fails to deliver within ten (10) calendar days the relevant certificates to the Holder as provided in this Agreement.
     (d) Cashless Exercise. Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, the Holder may elect to receive a reduced number of Warrant Shares in lieu of tendering the Exercise Price in cash. In such case, the number of Warrant Shares to be issued to the Holder shall be computed using the following formula:
X = Y x (A-B)
       A

where:	X = the number of Warrant Shares to be issued to the Holder;
Y = the number of Warrant Shares to then be exercised under this Warrant Certificate;
A = the Market Value (defined below) of one share of Common Stock; and B = the Exercise Price.
     (e) As used herein, “Market Value” refers to the closing price of the Common Stock (as reported by Bloomberg, L.P.) on the day before the Notice of Exercise and this Warrant are duly surrendered to the Company for a full or partial exercise hereof. Notwithstanding the foregoing definition, if the Common Stock is not listed on a national securities exchange or quoted in the Nasdaq System at the time said Notice of Exercise is submitted to the Company in the foregoing manner, the Market Value of the Common Stock shall be as reasonably determined in good faith by the Board of Directors of the Company unless the Company shall become subject to a merger, acquisition, or other consolidation pursuant to which the Company is not the surviving entity, in which case the Market Value of the Common Stock shall be deemed to be the value received by the Company’s common shareholders pursuant to the Company’s acquisition (subject to Section 12 below).
     (f) Change in Control Transaction. If at any time there occurs any Change in Control Transaction, then the Holder shall be deemed to have exercised the entirety of this Warrant immediately prior to the effectiveness of such Change in Control Transaction becoming effective or immediately prior to the applicable record date thereof, if earlier (notwithstanding any restrictions imposed upon the ability of the Holder to do so), and the Holder shall be entitled to receive upon or after such change in control becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities of the Company, the number of shares or other securities of any other entity and/or any other property which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant been exercised immediately prior to such Change in Control Transaction becoming effective or immediately prior to the applicable record date thereof, if earlier. “Change in Control Transaction” shall mean the occurrence of (x) any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation) (excluding a consolidation or merger in connection with a corporate reorganization in which the ultimate beneficial owners of the Company before and after such transaction are the same), or (y) any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company’s voting power is transferred through a merger, consolidation or similar transaction, or (z) the liquidation or distribution to shareholders of the Company of all or substantially all of the Company’s assets, or any sale or transfer of all or substantially all of the Company’s assets.
     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to the nearest whole number of shares or pay the cash value of that fractional share calculated on the basis of the Fair Market Value (as defined below).
     5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and provided, further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant Certificate to the Holder in connection with the Holder’s surrender of a Warrant Certificate upon the exercise of all or less than all of the Warrants evidenced thereby.
     6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

     7. No Rights as Shareholder until Exercise. Subject to Section 12 of this Warrant and the provisions of any other written agreement between the Company and the Investor, the Investor shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Investor, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Warrant pursuant to Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.
     8. Assignment and Transfer of Warrant. If permitted by the Company, in its sole discretion, this Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided, however, that this Warrant may not in any event be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended (the “Act”), or (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt. If this Warrant is permitted to be and is duly assigned in accordance with the terms hereof, then the Company agrees, upon the request of the assignee, to amend or supplement promptly any effective registration statement covering the Warrant Shares so that the direct assignee of the original holder is added as a selling stockholder thereunder.
     9. Loss, Theft, Destruction or Mutilation of Warrant; Exchange. The Company represents warrants and covenants that (a) upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate; provided, that the Company may make a reasonable charge therefor. This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. The Company may impose a reasonable service charge for such registration or transfer, exchange or reissuance.
     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.
     11. Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.
     12. Adjustments of Exercise Price and Number of Warrant Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 12.
     (a)Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 12(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 12(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.
     (b) Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. For purposes of this Warrant, “Fair Market Value” shall equal the average closing price of the Common Stock for the 5 Trading Days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on a national securities exchange or quoted in the Nasdaq System, and the average price cannot be determined as contemplated above, the Fair

Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors . The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.
     (c) Reclassification, etc. If at any time after the date hereof there shall be are organization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.
     (d) Exercise Price Adjustment. In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that the aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same.
     13. Notice of Adjustment; Notice of Events. (i) Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company shall promptly mail to the Holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment. (ii) If: (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Warrant holder at their last addresses as they shall appear upon the Warrant register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.
     14. Authorized Shares. The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.
     15. Authorization of Warrant and Warrant Shares. The Company has all necessary corporate power and authority to issue and sell the Warrant and the Warrant Shares (together, the “Securities”). The issuance, sale and delivery of the Warrant in accordance herein and the issuance and delivery of the Warrant Shares upon exercise of the Warrant have been duly authorized by all necessary corporate action on the part of the Company. Sufficient authorized but unissued shares of Common Stock have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrant at the applicable exercise price. The Warrant Shares, when issued, sold and delivered upon exercise of the Warrant will be duly and validly issued, fully paid, non- assessable and are not subject to preemptive rights or other preferential rights in any present or future stockholders of the Company, will not be subject to any lien, and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound.
     16. Securities Representations of Investor: In connection with the acquisition of the Warrant by Holder and the acquisition of the Warrant Shares upon the exercise of the Warrant, Investor represents to the Company that:
     (a) The Investor is an “accredited investor” as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended.
     (b) The Securities are being acquired for the Investor’s own account, for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act or the securities laws of any state applicable to the Investor. The Investor understands that the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, which exemption depends upon, among other things, the bona fide nature of the Investor’s investment intent expressed herein, that Investor has no present intention of registering the Securities, and that the Securities must be held by the Investor indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

     (c) During the negotiation of the transactions contemplated herein, the Investor and its representatives have been afforded full and free access to corporate books, documents, and other information concerning the Buyer and to its offices and facilities, have been afforded an opportunity to ask such questions of the Buyer and its officers, employees, agents, accountants, and representatives concerning the Buyer’s business, operations, financial condition, assets, liabilities, and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein.
     (d) The Investor and its representatives have been solely responsible for the Investor’s own “due diligence” investigation of the Buyer and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of acquiring the Securities pursuant to the terms of this Agreement and of protecting Investor’s interests in connection therewith.
     (e) The Investor is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, including a complete loss of the Investor’s investment in the Securities.
     (f) The Securities are transferable only pursuant to (1) public offerings registered under the Securities Act, (2) Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rule or rules then in force) if such rule is available, (3) upon satisfaction of the conditions specified in Section 8,8.8 or (4) any other legally available means of transfer.
     (g) Legend. Each certificate or instrument representing the Securities shall be imprinted with a legend in substantially the following form. The securities represented hereby have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Rights Agreement, dated as of December 21, 2005, as amended and modified from time to time, between the issuer (the “Company”) and certain investors, as amended and modified from time to time. A copy of such Agreement will be furnished by the Company to the holder hereof upon written request and without charge.
     (h) In connection with the transfer of any of the Securities (other than a transfer described in Section (f)(1) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of legal counsel which (to the Company’s reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of the Securities may be effected without registration of the Securities under the Securities Act. In addition, if the holder of the Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Securities which do not bear the Securities Act legend set forth in Section (g). If the Company is not required to deliver new certificates for such Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section (h).
     17. Compliance with Securities Laws
     (a) The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(b)	Without limiting the Investor’s right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Investor of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Investor’s own account and not as a nominee for any other party, and that the Investor will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.
               18. Miscellaneous.
     (a) Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the Federal and State Courts sitting in the County of Monroe in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address in accordance with Section 18(c). Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.
     (b) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Investor, each future Holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
     (c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Investor or future Holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Investor or each such Holder at its address as shown on the books of the Company or to the Company at the address set forth in the Technology Agreement. All notices under this Warrant shall be deemed to have been given when received. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice given in accordance with the provisions of this Section 18(c)
     (d) Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     (e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares on the exercise of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

ICUITI CORPORATION

By:	/s/ Paul J. Travers

Name:	Paul J. Travers
Title:	President

NOTICE OF EXERCISE
TO: ICUITI CORPORATION
(1) The undersigned hereby elects to exercise the attached Warrant for and to purchase thereunder, shares of Common Stock, [and herewith makes payment therefor of] or [and elects to utilize the cashless exercise provisions of Section 3(b) of this Warrant, resulting in shares of Common Stock issuable hereunder].
(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below (please provide a Taxpayer ID if being registered in another name):

(Name)

(Address)

(Tax ID #)

(3) Please issue a new Warrant for the unexercised portion of the attached Warrant                      remaining Warrants after this exercise) in the name of the undersigned or in such other name as is specified below):

(Name)

	(Date)		(Signature)

(Address)

Dated:

Signature

ASSIGNMENT FORM
(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)
     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
Dated:
Holder’s Signature: Holder’s Address:
Signature Guaranteed:
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.